   As filed with the Securities and Exchange Commission on February 22, 1996
                                                       Registration No. 33-75860
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            _______________________

                       POST-EFFECTIVE AMENDMENT NO. 1 TO
                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            _______________________

                             POLYPHASE CORPORATION
             (Exact name of registrant as specified in its charter)

            NEVADA                                           23-2708876
  (State or other jurisdiction of                         (I.R.S. Employer
  incorporation or organization)                          Identification No.)

     16855 DALLAS PARKWAY
        DALLAS, TEXAS                                           75248
(Address of principal executive offices)                     (Zip Code)

                            _______________________

                    STOCK OPTION AGREEMENT FOR PAUL STEVENS
                  STOCK OPTION AGREEMENT FOR MICHAEL F. BUCK
                           (Full title of the plans)

                            _______________________

           PAUL A. TANNER                                   COPY TO:
 PRESIDENT AND CHIEF EXECUTIVE OFFICER                RONALD J. FRAPPIER, ESQ.
         POLYPHASE CORPORATION                           JENKENS & GILCHRIST
          16885 DALLAS PARKWAY                       A PROFESSIONAL CORPORATION
         DALLAS, TEXAS 75248                       1445 ROSS AVENUE, SUITE 3200
            (214) 732-0010                              DALLAS, TEXAS  75202
  (Name, address and telephone number
 including area code of agent for service)

                            _______________________

     This Post-Effective Amendment No. 1 to the Registration Statement will become effective automatically on the date of filing with the Securities and Exchange Commission, pursuant to the provisions of Rule 464 promulgated under the Securities Act of 1933, as amended.

                                EXPLANATORY NOTE

     On June 15, 1994, Polyphase Corporation, a Pennsylvania corporation ("Polyphase Pennsylvania"), effected a merger whereby Polyphase Pennsylvania merged with and into one of its wholly-owned subsidiaries for the primary purpose of reincorporating in Nevada. The surviving corporation in the merger is a Nevada corporation named Polyphase Corporation (the "Company") and is filing this post-effective amendment to Polyphase Pennsylvania's registration statement (the "Registration Statement") on Form S-8 (No. 33-75860) pursuant to Rule 414(d) promulgated under the Securities Act of 1933, as amended (the "Act"). The Company hereby expressly adopts the statements in the Registration Statement as its own registration statement for all purposes of the Act and the Securities and Exchange Act of 1934, as amended.

     In addition, the Company is updating the exhibits previously filed as a part of the Registration Statement. See Part II.

                                    PART II

                INFORMATION REQUIRED IN REGISTRATION STATEMENT


 ITEM 8.  EXHIBITS

        (a)    Exhibits.

               The following documents are filed as a part of this registration statement:

EXHIBIT
NUMBER                              Document Description
-------                ---------------------------------------------
 4.1       --    Articles of Incorporation of the Company, as amended
                 (incorporated by reference from Exhibits 4.1 and Exhibits 4.3 through 4.8 to the Company's registration statement on Form S-8
                 (No. 33-82008), filed with the Commission on July 27, 1994 (the
                 "1994 Form S-8") and from Exhibit 4.9 to the Company's
                 Registration Statement on Form SB-2 (No. 33-85334), filed with the Commission on October 19, 1994, and from Exhibit 4.2 to the
                 Company's Annual Report on Form 10-K for the Fiscal Year ended
                 September 30, 1995)

 4.2       --    Bylaws of the Company (incorporated by reference from Exhibit
                 4.2 to the 1994 Form S-8)

 4.3       --    Stock Option Agreement for Michael F. Buck

 4.4       --    Amendment to Stock Option Agreement for Michael F. Buck

 5.1*      --    Opinion of Morgan F. Johnston, Esq.

24.1*      --    Consent of Price Waterhouse

24.2*      --    Consent of Amper, Politziner & Mattia

24.3*      --    Consent of Morgan F. Johnston, Esq. (contained in Exhibit 5.1)

________________

*  Previously filed.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to be signed on its behalf, thereunto duly authorized, in the City of Dallas, Texas, on February 22, 1996:


                           POLYPHASE CORPORATION


                           /s/ Paul A. Tanner
                           -----------------------------------------------------
                           Paul A. Tanner, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates included:

SIGNATURE                                        CAPACITY                                  DATE
---------                                        --------                                  ----
/s/ Paul A. Tanner                          Chairman of the Board,                    February 22, 1996
-----------------------------
Paul A. Tanner                              President and Chief
                                            Executive Officer
                                            (Principal Executive Officer)


/s/ James Rudis                             Executive Vice President and              February 22, 1996
-----------------------------
James Rudis                                 a Director


/s/ William E. Shatley                      Senior Vice President                     February 22, 1996
------------------------------
William E. Shatley                          (Principal Accounting and
                                            Financial Officer)

/s/ Michael F. Buck                         Director                                  February 22, 1996
-------------------------------
Michael F. Buck


/s/ George R. Schrader                      Director                                  February 22, 1996
-------------------------------
George R. Schrader

                                 EXHIBIT INDEX

EXHIBIT                                                                         SEQUENTIALLY
NUMBER                          Document Description                            NUMBERED PAGE
-------              --------------------------------------                     -------------
 4.1      --   Articles of Incorporation of the Company, as amended
               (incorporated by reference from Exhibits 4.1 and Exhibits 4.3 through 4.8 to the Company's registration statement on Form S-8
               (No. 33-82008), filed with the Commission on July 27, 1994 (the
               "1994 Form S-8") and from Exhibit 4.9 to the Company's
               Registration Statement on Form SB-2 (No. 33-85334), filed with the Commission on October 19, 1994, and from Exhibit 4.2 to the
               Company's Annual Report on Form 10-K for the Fiscal Year ended
               September 30, 1995)

 4.2      --   Bylaws of the Company (incorporated by reference from
               Exhibit 4.2 to the 1994 Form S-8)

 4.3      --   Stock Option Agreement for Michael F. Buck


 4.4      --   Amendment to Stock Option Agreement for Michael F. Buck

 5.1*     --   Opinion of Morgan F. Johnston, Esq.

24.1*     --   Consent of Price Waterhouse

24.2*     --   Consent of Amper, Politziner & Mattia

24.3*     --   Consent of Morgan F. Johnston, Esq. (contained in Exhibit 5.1)

___________________
*  Previously filed.